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                                                                      EXHIBIT 24



                                POWER OF ATTORNEY

         THE UNDERSIGNED members of the Board of Administration of the TRW Employee Stock Ownership and Savings Plan (the "Plan") hereby appoint D. B. Goldston, W. B. Lawrence, D. F. Menz, K. C. Syrvalin, K. A. Weigand and J. L. Manning, Jr., and each of them, as attorneys for the Plan and for the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the Plan and the undersigned, to prepare or cause to be prepared, to execute and file with the Securities and Exchange Commission, Washington, D. C. (the "Commission") an Annual Report on Form 11-K for the fiscal year ended December 31, 1999, or information in lieu thereof, any transition reports under the Securities Exchange Act of 1934 (the "Exchange Act"), and any and all amendments and exhibits to such annual report or transition reports, with full power and authority to take or cause to be taken all other actions deemed necessary or appropriate to effect the filing of the annual report, or information in lieu thereof, the transition reports and any and all amendments to such reports, under the Exchange Act.

                     EXECUTED on the dates set forth below.


              /s/ Linda J. Croes                /s/ Kathy Lazar
              ---------------------------       -----------------------------
              Linda J. Croes                    Kathy P. Lazar
              May 4, 2000                       May 4, 2000


              /s/ Donna Kasle                   /s/ Rose Malinak
              ---------------------------       -----------------------------
              Donna Kasle                       Rose Malinak
              May 4, 2000                       May 4, 2000


              /s/ Ann E. Killian                /s/ Judith A. Williams
              ---------------------------       -----------------------------
              Ann E. Killian                    Judith A. Williams
              May 4, 2000                       May 4, 2000